Supplement dated June 6, 2008
                                     to the
                                 Prospectus and
                       Statement of Additional Information
                                     for the
                        WisdomTree International Consumer
                            Non-Cyclical Sector Fund
                        and the WisdomTree International
                          Consumer Cyclical Sector Fund


In connection with the annual reconstitution of the WisdomTree Indexes scheduled to be completed on June 23, 2008, the sector classifications within the WisdomTree International Sector Indexes ("Indexes") are being modified. Certain securities within each Index may be reclassified and added to, or removed from, the Indexes. The most significant changes will occur in the WisdomTree International Consumer Non-Cyclical Sector Index. The Health Care Sector is being dropped from this Index by the index provider in order to better align the constituents of this Index with more traditional definitions of the international consumer non-cyclical sector. As a result, the securities in the Health Care Sector also will be removed from the WisdomTree International Consumer Non-Cyclical Sector Fund. As of May 31, 2008, securities in the Health Care Sector represented approximately 36% of the capitalization weight of the Index and the Fund. Although WisdomTree Asset Management manages the Fund in a manner designed to minimize potential negative tax consequences to the Fund as a result of changes to this Index there can be no guarantee that these strategies will be successful.

In addition, as of June 23, 2008, the WisdomTree International Consumer Non-Cyclical Sector Fund will be renamed the "WisdomTree International Consumer Staples Sector Fund" and the WisdomTree International Consumer Cyclical Sector Fund will be renamed the "WisdomTree International Consumer Discretionary Sector Fund."